UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2011


                             NETCO INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

           Texas                       0-54358                   76-0270330
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)           Identification No.)

2295 Corporate Boulevard, N.W., Suite 131, Boca Raton, FL          33431
     (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code 561-705-4863

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On October 31, 2011, the Board of Directors of the Registrant accepted the resignation of Juan Ferreira as an Officer and Director of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETCO INVESTMENTS, INC.


Date: November 2, 2011                    By: /s/ Gary Freeman
                                           -------------------------------------
                                           Gary Freeman
                                           Chief Executive Officer and President


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